Exhibit 24
BRISTOW GROUP INC.
POWER OF ATTORNEY
     WHEREAS, BRISTOW GROUP INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-1 (the “Form S-1”) for the registration of an offering of shares of common stock, par value $.01 per share (the “Common Stock”), of the Company, together with the associated preferred stock purchase rights, shares of a series of preferred stock, par value $.01 per share, that are convertible into shares of Common Stock, depositary shares representing an interest in such shares of preferred stock, or any combination of the foregoing, and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith;
     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint William E. Chiles, Perry L. Elders, Randall A. Stafford and Elizabeth D. Brumley, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, the Form S-1 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 3rd day of August, 2006.

By:	/S/ William E. Chiles
	Name:	William E. Chiles
	Title:	Director, President and Chief Executive Officer

BRISTOW GROUP INC.
POWER OF ATTORNEY
     WHEREAS, BRISTOW GROUP INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-1 (the “Form S-1”) for the registration of an offering of shares of common stock, par value $.01 per share (the “Common Stock”), of the Company, together with the associated preferred stock purchase rights, shares of a series of preferred stock, par value $.01 per share, that are convertible into shares of Common Stock, depositary shares representing an interest in such shares of preferred stock, or any combination of the foregoing, and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith;
     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint William E. Chiles, Perry L. Elders, Randall A. Stafford and Elizabeth D. Brumley, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, the Form S-1 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 3rd day of August, 2006.

By:	/S/ Thomas C. Knudson
	Name:	Thomas C. Knudson
	Title:	Director and Chairman of the Board

BRISTOW GROUP INC.
POWER OF ATTORNEY
     WHEREAS, BRISTOW GROUP INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-1 (the “Form S-1”) for the registration of an offering of shares of common stock, par value $.01 per share (the “Common Stock”), of the Company, together with the associated preferred stock purchase rights, shares of a series of preferred stock, par value $.01 per share, that are convertible into shares of Common Stock, depositary shares representing an interest in such shares of preferred stock, or any combination of the foregoing, and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith;
     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint William E. Chiles, Perry L. Elders, Randall A. Stafford and Elizabeth D. Brumley, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, the Form S-1 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 3rd day of August, 2006.

By:	/S/ Thomas N. Amonett
	Name:	Thomas N. Amonett
	Title:	Director

BRISTOW GROUP INC.
POWER OF ATTORNEY
     WHEREAS, BRISTOW GROUP INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-1 (the “Form S-1”) for the registration of an offering of shares of common stock, par value $.01 per share (the “Common Stock”), of the Company, together with the associated preferred stock purchase rights, shares of a series of preferred stock, par value $.01 per share, that are convertible into shares of Common Stock, depositary shares representing an interest in such shares of preferred stock, or any combination of the foregoing, and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith;
     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint William E. Chiles, Perry L. Elders, Randall A. Stafford and Elizabeth D. Brumley, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, the Form S-1 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 3rd day of August, 2006.

By:	/S/ Charles F. Bolden, Jr.
	Name:	Charles F. Bolden, Jr.
	Title:	Director

BRISTOW GROUP INC.
POWER OF ATTORNEY
     WHEREAS, BRISTOW GROUP INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-1 (the “Form S-1”) for the registration of an offering of shares of common stock, par value $.01 per share (the “Common Stock”), of the Company, together with the associated preferred stock purchase rights, shares of a series of preferred stock, par value $.01 per share, that are convertible into shares of Common Stock, depositary shares representing an interest in such shares of preferred stock, or any combination of the foregoing, and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith;
     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint William E. Chiles, Perry L. Elders, Randall A. Stafford and Elizabeth D. Brumley, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, the Form S-1 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 3rd day of August, 2006.

By:	/S/ Peter N. Buckley
	Name:	Peter N. Buckley
	Title:	Director

BRISTOW GROUP INC.
POWER OF ATTORNEY
     WHEREAS, BRISTOW GROUP INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-1 (the “Form S-1”) for the registration of an offering of shares of common stock, par value $.01 per share (the “Common Stock”), of the Company, together with the associated preferred stock purchase rights, shares of a series of preferred stock, par value $.01 per share, that are convertible into shares of Common Stock, depositary shares representing an interest in such shares of preferred stock, or any combination of the foregoing, and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith;
     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint William E. Chiles, Perry L. Elders, Randall A. Stafford and Elizabeth D. Brumley, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, the Form S-1 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 4th day of August, 2006.

By:	/S/ Stephen J. Cannon
	Name:	Stephen J. Cannon
	Title:	Director

BRISTOW GROUP INC.
POWER OF ATTORNEY
     WHEREAS, BRISTOW GROUP INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-1 (the “Form S-1”) for the registration of an offering of shares of common stock, par value $.01 per share (the “Common Stock”), of the Company, together with the associated preferred stock purchase rights, shares of a series of preferred stock, par value $.01 per share, that are convertible into shares of Common Stock, depositary shares representing an interest in such shares of preferred stock, or any combination of the foregoing, and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith;
     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint William E. Chiles, Perry L. Elders, Randall A. Stafford and Elizabeth D. Brumley, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, the Form S-1 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 4th day of August, 2006.

By:	/S/ Jonathan H. Cartwright
	Name:	Jonathan H. Cartwright
	Title:	Director

BRISTOW GROUP INC.
POWER OF ATTORNEY
     WHEREAS, BRISTOW GROUP INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-1 (the “Form S-1”) for the registration of an offering of shares of common stock, par value $.01 per share (the “Common Stock”), of the Company, together with the associated preferred stock purchase rights, shares of a series of preferred stock, par value $.01 per share, that are convertible into shares of Common Stock, depositary shares representing an interest in such shares of preferred stock, or any combination of the foregoing, and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith;
     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint William E. Chiles, Perry L. Elders, Randall A. Stafford and Elizabeth D. Brumley, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, the Form S-1 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 3rd day of August, 2006.

By:	/S/ Michael A. Flick
	Name:	Michael A. Flick
	Title:	Director

BRISTOW GROUP INC.
POWER OF ATTORNEY
     WHEREAS, BRISTOW GROUP INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-1 (the “Form S-1”) for the registration of an offering of shares of common stock, par value $.01 per share (the “Common Stock”), of the Company, together with the associated preferred stock purchase rights, shares of a series of preferred stock, par value $.01 per share, that are convertible into shares of Common Stock, depositary shares representing an interest in such shares of preferred stock, or any combination of the foregoing, and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith;
     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint William E. Chiles, Perry L. Elders, Randall A. Stafford and Elizabeth D. Brumley, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, the Form S-1 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 3rd day of August, 2006.

By:	/S/ Ken C. Tamblyn
	Name:	Ken C. Tamblyn
	Title:	Director

BRISTOW GROUP INC.
POWER OF ATTORNEY
     WHEREAS, BRISTOW GROUP INC., a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-1 (the “Form S-1”) for the registration of an offering of shares of common stock, par value $.01 per share (the “Common Stock”), of the Company, together with the associated preferred stock purchase rights, shares of a series of preferred stock, par value $.01 per share, that are convertible into shares of Common Stock, depositary shares representing an interest in such shares of preferred stock, or any combination of the foregoing, and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith;
     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint William E. Chiles, Perry L. Elders, Randall A. Stafford and Elizabeth D. Brumley, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, the Form S-1 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 4th day of August, 2006.

By:	/S/ Robert W. Waldrup
	Name:	Robert W. Waldrup
	Title:	Director